SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


                    Proxy Statement Pursuant to Section 14(A)
                     of the Securities Exchange Act of 1934

         Filed by the Registrant  [X]
         Filed by a Party other than the Registrant  [ ]

         Check the appropriate box:
            [X] Preliminary Proxy Statement    [ ] Confidential, for use of the
                                                   Commission only (as permitted
                                                   by Rule 14a-6(e)(2))

            [ ] Definitive Proxy Statement
            [ ] Definitive Additional Materials
            [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        THE ASHTON TECHNOLOGY GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

              [X] No fee required.

              [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and O-11.

               (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

               (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

               (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

               (5)  Total fee paid:

--------------------------------------------------------------------------------

               [ ]  Fee paid previously with preliminary materials:


--------------------------------------------------------------------------------

               [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

--------------------------------------------------------------------------------

               (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

               (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

               (3)  Filing party:

--------------------------------------------------------------------------------

               (4)  Date filed:

                                 March __, 1998

Dear Stockholder,

     You are cordially invited to attend a Special Meeting of Stockholders of The Ashton Technology Group, Inc. (the "Company") to be held at 10:00 a.m. Eastern Standard Time on March 31, 1998 at the Company's corporate headquarters located at 1900 Market Street, Suite 701, Philadelphia, Pennsylvania 19103.

     At the Special Meeting, the Company will ask the Stockholders to approve and adopt an amendment to the Company's Certificate of Incorporation, as amended, to increase the authorized number of shares of common stock and preferred stock.

     Whether you plan to attend the Special Meeting or not, it is important that you promptly complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the Special Meeting.

                                   Sincerely,



                                   Fredric W. Rittereiser
                                   President and Chief Executive Officer

                             YOUR VOTE IS IMPORTANT.
                 PLEASE REMEMBER TO RETURN YOUR PROXY PROMPTLY.

                                     [LOGO]



                        THE ASHTON TECHNOLOGY GROUP, INC.

                         -------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 31, 1998

                         -------------------------------

To the Holders of Common Stock and Preferred Stock of THE ASHTON TECHNOLOGY GROUP, INC.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of The Ashton Technology Group, Inc. (the "Company") will be held at 10:00 a.m. Eastern Standard Time on March 31, 1998 at the Company's corporate headquarters located at 1900 Market Street, Suite 701, Philadelphia, Pennsylvania 19103 for the purpose of considering and voting upon the following matters:

          1. To approve and adopt an amendment to the Company's Certificate of Incorporation which would increase the number of authorized shares of common stock, par value $.01 per share, from 20,000,000 to 60,000,000.

          2. To approve and adopt an amendment to the Company's Certificate of Incorporation which would increase the number of authorized shares of preferred stock, par value $.01 per share, from 1,000,000 to 3,000,000.

     The close of business on February 15, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournments thereof. A list of the stockholders entitled to vote at the Special Meeting will be open to the examination of any stockholder of the Company for any purpose germane to the Special Meeting during regular business hours at the offices of the Company for the ten-day period prior to the Special Meeting.

     YOU ARE EARNESTLY REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE SPECIAL MEETING, TO MARK, DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                        By Order of the Board of Directors,


                                        FREDRIC W. RITTEREISER
                                        President and Chief Executive Officer
Philadelphia, Pennsylvania
March __, 1998

                                                         1
                                     [LOGO]



                        THE ASHTON TECHNOLOGY GROUP, INC.

                                 PROXY STATEMENT

                  Special Meeting to be Held on March 31, 1998



                                  INTRODUCTION

     This Proxy Statement is furnished to holders of (i) common stock, par value $.01 per share (the "Common Stock"), (ii) Series A Convertible PIK Preferred Stock (the "Series A Preferred Stock"), (iii) Series B Convertible Preferred
Stock (the "Series B Preferred Stock") and (iv) Series C Convertible Preferred Stock (the "Series C Preferred Stock" and together with the Series A Preferred Stock and the Series B Preferred Stock, the "Outstanding Preferred Stock") of The Ashton Technology Group, Inc. (the "Company") in connection with the solicitation by, and on behalf of, the Board of Directors (the "Board") of the Company of proxies to be voted at the Special Meeting of Stockholders to be held at the Company's corporate headquarters located at 1900 Market Street, Suite 701, Philadelphia, Pennsylvania 19103, on March 31, 1998 at 10:00 a.m. Eastern Standard Time, and at any postponements, continuations or adjournments thereof (the "Special Meeting").

     All proxies in the accompanying form that are properly executed and duly returned will be voted in accordance with the instructions specified therein. If no instructions are given, such proxies will be voted for the proposals to amend the Certificate of Incorporation of the Company to increase the authorized number of shares of Common Stock from 20,000,000 to 60,000,000 and the authorized number of shares of Preferred Stock, $.01 par value (the "Preferred Stock"), from 1,000,000 to 3,000,000. A proxy may be revoked at any time prior to its exercise by written notice to the Company, by submission of another proxy bearing a later date or by voting in person at the meeting. Such revocation will not affect a vote on any matters taken prior thereto. The mere presence at the meeting of the person appointing a proxy will not revoke the appointment.

     This Proxy Statement and the accompanying notice and proxy are being mailed on or about March 17, 1998 to holders of record of the Common Stock and Outstanding Preferred Stock as of February 15, 1998 (the "Record Date"). Only holders of record of the Common Stock and Outstanding Preferred Stock at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. On the Record Date, there were 8,562,500 shares of Common Stock outstanding, each of which entitles the holder thereof to one vote on all matters that may properly come before the Special Meeting, and 657,500 shares of Outstanding Preferred Stock, each of which entitles the holder thereof to one vote on the proposal to increase the number of authorized shares of Preferred Stock. There is no cumulative voting with respect to the Common Stock or Outstanding Preferred Stock.

     The mailing address of the Company's principal executive offices is 1900 Market Street, Suite 701, Philadelphia, Pennsylvania 19103.

                                  PROPOSAL ONE:

              TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE
                 THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), currently authorizes the issuance of 20,000,000 shares of Common Stock. On February 11, 1998, the Board approved an amendment to the Certificate of Incorporation to increase the authorized number of shares of Common Stock from 20,000,000 to 60,000,000. The form of amendment approved by the Board and to be considered at the Special Meeting is attached as Exhibit A to this Proxy Statement.

     As of February 15, 1998, the Company had 8,562,500 shares of Common Stock issued and outstanding and of the remaining 11,437,500 authorized but unissued shares of Common Stock, the Company has reserved approximately 3,679,750 shares in connection with the possible exercise of outstanding warrants, 5,365,000 shares in connection with the conversion of Outstanding Preferred Stock, and 450,000 shares pursuant to the Company's outstanding options.

     The purpose of Proposal One is to authorize 40,000,000 additional shares of Common Stock. If this proposal is approved by stockholders, the increased number of authorized shares of Common Stock will be available for issuance from time to time for such purposes and consideration as the Board may approve without further stockholder approval, except such approval as is required by law or the regulations of the Nasdaq SmallCap Market. Such purposes may include additional public or private issuances of Common Stock or Preferred Stock convertible into Common Stock in connection with financing transactions, acquisitions or other corporate transactions, as well as stock dividends, stock option plans and other stock-based incentive or compensation programs. The availability of additional shares of Common Stock for issuance, without the delay and expense of obtaining stockholder approval, will afford the Company greater flexibility in acting upon opportunities and transactions, if any, which may arise in the future.

     On September 11, 1997, subject to the approval by the stockholders of Proposal One, the Board authorized the Company to issue to its officers, directors, employees and to other contributors to the value of the Company, options to purchase up to 6,000,000 shares of Common Stock and that the exercise price for such options would be $1.875 per share which was the closing price for the Company's Common Stock as of September 10, 1997. However, as of the date of this proxy statement, the Board has not made any agreement or commitment to issue any such options and there is no understanding between the Company and any person with respect to the issuance of any such options or the terms upon which such options would be issued. Except as described in this paragraph, the Company has no immediate agreements, commitments or understandings with respect to the issuance of any of the additional shares of Common Stock that would be authorized by the proposed amendment, although opportunities for additional issuance could arise at any time.

     The Board, within the limitations and restrictions contained in the Certificate of Incorporation and without further action by the Company's stockholders, has the authority to issue the Common Stock from time to time.

                                  PROPOSAL TWO:

              TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE
               THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK

     The Certificate of Incorporation currently authorizes the issuance of 1,000,000 shares of Preferred Stock. On February 11, 1998, the Board approved an amendment to the Certificate of Incorporation to increase the authorized number of shares of Preferred Stock from 1,000,000 to 3,000,000. The form of amendment approved by the Board and to be considered at the Special Meeting is attached as Exhibit A to this Proxy Statement.

     As of February 15, 1998, the Company had (i) 250,000 shares of Series A Preferred Stock issued and outstanding, (ii) 302,500 shares of Series B
Preferred Stock issued and outstanding, (iii) 105,000 shares of Series C Preferred Stock issued and outstanding, and (iv) 342,500 shares of authorized but unissued Preferred Stock.

     The purpose of Proposal Two is to authorize 2,000,000 additional shares of Preferred Stock. If this proposal is approved by stockholders, the increased number of authorized shares of Preferred Stock will be available for issuance from time to time for such purposes and consideration as the Board may approve without further stockholder approval, except such approval as is required by law or the regulations of the Nasdaq SmallCap Market. Such purposes may include additional public or private issuances of Preferred Stock in connection with financing transactions, acquisitions or other corporate transactions, as well as stock dividends, stock option plans and other stock-based incentive or compensation programs. The availability of additional shares of Preferred Stock for issuance, without the delay and expense of obtaining stockholder approval, will afford the Company greater flexibility in acting upon opportunities and transactions, if any, which may arise in the future. The Company has no immediate agreements, commitments or understandings with respect to the issuance of any of the additional shares of Preferred Stock that would be authorized by the proposed amendment, although opportunities for additional issuance could arise at any time.

     The Board, within the limitations and restrictions contained in the Certificate of Incorporation and without further action by the Company's stockholders, has the authority to issue the Preferred Stock from time to time in one or more series and to fix the number of shares and the relative dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences and any other preferences, special rights and qualifications of any such series.

                 CERTAIN ANTI-TAKEOVER EFFECTS OF THE PROPOSALS

     At the present time, the Company is not aware of any pending or threatened efforts by any third party to obtain control of the Company, and the proposal is not being made in response to any such efforts. However, the availability for issuance of additional shares of Common Stock and Preferred Stock could enable the Board to make more difficult or discourage an attempt to obtain control of the Company. For example, the issuance of shares of Common Stock and Preferred Stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby diluting the interest of a party attempting to obtain control of the Company and deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

     The Company is also governed by Section 203 of the Delaware General Corporation Law (the "Delaware anti-takeover law"), which provides that certain "business combinations" between a Delaware corporation whose stock is generally traded or held of record by more than 2,000 stockholders, such as the Company, and an "interested stockholder" (generally defined as a stockholder who beneficially owns 15% or more of a Delaware corporation's voting stock) are prohibited for a three-year period following the date that such stockholder became an "interested stockholder", unless certain exceptions apply. The term "business combination" is defined generally to include, among other transactions, mergers, tender offers and transactions that increase an "interested stockholder's" percentage ownership of stock in a Delaware corporation.

     As set forth above, such devices may adversely impact stockholders who desire a change in management and/or the Board or to participate in a tender offer or other sale transaction involving a change in control of the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Common Stock and Preferred Stock is not prompted by any specific effort or takeover threat currently perceived by the Board.

                            QUORUM AND REQUIRED VOTE

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock and Outstanding Preferred Stock is necessary to constitute a quorum at the Special Meeting. Shares of Common Stock and Outstanding Preferred Stock represented by a properly signed and returned proxy will be counted as present at the Special Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

     Approval and adoption of Proposal One requires the affirmative vote of a majority of the outstanding shares of Common Stock. Abstentions and broker non-votes will have the same effect as votes against Proposal One.

     Approval and adoption of Proposal Two requires the affirmative vote of (i) a majority of the outstanding shares of Common Stock, and (ii) a majority of the shares of Outstanding Preferred Stock voting together as a class. Abstentions and broker non-votes will have the same effect as votes against Proposal Two.

     A list of all of the Company's stockholders entitled to notice of and to vote at the Special Meeting will be available at the Special Meeting for inspection by any stockholder upon request and during regular business hours at the offices of the Company for the ten-day period prior to the Special Meeting.

            THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU
                    VOTE "FOR" THE APPROVAL OF THIS PROPOSAL.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     In addition to the Common Stock, the Company has three classes of Preferred Stock authorized: (i) Series A Preferred Stock, of which 250,000 shares are outstanding as of February 15, 1998, (ii) Series B Preferred Stock, of which 302,500 shares are outstanding as of February 15, 1998 and (iii) Series C Preferred Stock, of which 105,000 shares are outstanding as of February 15, 1998.

Management

     The following table sets forth certain information as of February 15, 1998 regarding (i) the beneficial ownership of the equity securities of the Company by the executive officers and directors of the Company, and (ii) the beneficial ownership of the equity securities of the Company by all executive officers and directors of the Company as a group:

     As of February 15, 1998, no executive officer or director of the Company was the beneficial owner of any shares of Series B Preferred Stock or Series C Preferred Stock.


                                                    Common Stock                           Series A Preferred Stock
                                         ------------------------------                 ----------------------------
                                         Amount and Nature      Percent                   Amount and Nature   Percent
           Name /Address                  of Beneficial           of                     of Beneficial         of
        of Beneficial Owner                  Ownership           Class                     Ownership          Class
-------------------------------          ----------------       -------                  ------------------   -------

John A. Blohm                                 202,500(1)              2.31%                 5,000             2.00%
c/o The Ashton Technology
Group, Inc.
1900 Market Street, Suite 701
Philadelphia, PA  19103

Richard Butler                                      0                 *                         0             *
c/o The Ashton Technology Group,
Inc.
1900 Market Street, Suite 701
Philadelphia, PA  19103

Robert A. Eprile                              800,000(2)              9.29                  5,000             2.00
c/o The Ashton Technology
Group, Inc.
1900 Market Street, Suite 701
Philadelphia, PA  19103

K. Ivan F. Gothner                             27,100(3)              *                         0             *
c/o The Ashton Technology Group, Inc.
1900 Market Street, Suite 701
Philadelphia, PA  19103

Fredric W. Rittereiser                        703,500(4)              7.99                      0             *
c/o The Ashton Technology
Group, Inc.
1900 Market Street, Suite 701
Philadelphia, PA  19103

William W. Uchimoto                                 0                 *                         0             *
c/o The Ashton Technology
Group, Inc.
1900 Market Street, Suite 701
Philadelphia, PA  19103

Fred S. Weingard                               40,000(5)              *                         0             *
c/o The Ashton Technology
Group, Inc.
1900 Market Street, Suite 701
Philadelphia, PA  19103

All executive officers and                  1,773,100                19.49                 10,000             4.00
directors of the
Company and its subsidiaries as a
group (7 persons)


*    Represents less than 1%.

(1) Includes: (i) 12,500 shares of Common Stock held by John A. Blohm as Trustee of the John A. Blohm Living Trust, (ii) 50,000 shares of Common Stock issuable upon conversion of 5,000 shares of Series A Preferred Stock held by Mr. Blohm, and (iii) 140,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock held by Mr. Blohm which are currently exercisable at $4.00 per share.

(2) Includes 50,000 shares of Common Stock issuable upon conversion of 5,000 shares of Series A Preferred Stock held by Mr. Eprile.

(3) Includes shares 17,100 of Common Stock issuable upon conversion of 17,100 warrants to acquire Common Stock held by Mr. Gothner which are currently exercisable.

(4) Includes: (i) 363,500 shares of Common Stock held of record by The Dover Group, Inc. ("Dover"), a corporation of which Mr. Rittereiser is the sole shareholder, director and officer, (ii) 240,000 shares of Common Stock issuable upon the exercise of 240,000 warrants held by Dover which are currently exercisable, and (iii) 100,000 shares held by Mr. Rittereiser's wife, of which Mr. Rittereiser disclaims beneficial ownership.

(5) Includes 40,000 shares of Common Stock issuable upon exercise of options to purchase Common Stock held by Mr. Weingard which are currently exercisable at $14.25 per share.

Certain Beneficial Owners

     Common Stock. The following table sets forth certain information as of February 15, 1998 regarding each person who is known by the Company to own beneficially more than five percent of the Common Stock:


                                                   Common Stock
                                       -----------------------------------
                                          Amount and
                                           Nature of
         Name /Address of                 Beneficial              Percent
         Beneficial Owner                  Ownership               Owned
    ----------------------------          -----------             -------

    Kenneth Arthur Stokes                   885,000(1)              8.79%
    Fosseway South - Milds
    BA34AN, England

    The Dover Group, Inc.                   603,500(2)              6.86
    70 East Water Street
    Toms River, NJ  08753


(1) Represents 885,000 shares of Common Stock issuable upon conversion of 82,500 shares of Series A Preferred Stock held by Mr. Stokes and 60,000 shares of Common Stock issuable upon conversion of 10,000 shares of Series B Preferred Stock held by Mr. Stokes.

(2) Includes 240,000 shares of Common Stock issuable upon exercise of 240,000 warrants held by Dover. Fredric W. Rittereiser, the Company's president and chief executive officer, is the sole shareholder, director and officer of Dover, and consequently, may be deemed the beneficial owner of the shares of Common Stock held by Dover.

     Series A Preferred Stock. The following table sets forth certain information as of February 15, 1998 regarding each person who is known by the Company to own beneficially more than five percent of the Series A Preferred
Stock:


                                            Series A Preferred Stock
                                      ----------------------------------
                                         Amount and
                                          Nature of
        Name /Address of                 Beneficial              Percent
        Beneficial Owner                  Ownership               Owned
   -------------------------           -------------            ---------

   Kenneth Arthur Stokes                    82,500                33.00%
   Fosseway South - Milds
   BA34AN, England

   Brian Walsh                              12,500                 5.00
   11 MacClesfield Drive
   Medford, NJ  08055

   Kenneth Yourish                          20,000                 8.00
   31-62 29th Street
   Astoria, NY  11106


     Series B Preferred Stock. To the Company's knowledge, no person owns beneficially more than five percent of the Series B Preferred Stock.

     Series C Preferred Stock. The following table sets forth certain information as of February 15, 1998 regarding each person who is known by the Company to own beneficially more than five percent of the Series C Preferred
Stock:


                                            Series C Preferred Stock
                                      -----------------------------------
                                         Amount and
                                          Nature of
        Name /Address of                 Beneficial              Percent
        Beneficial Owner                  Ownership               Owned
   ----------------------------         ------------             -------

   Avalon Capital Limited                   50,000                47.6%
   17 Farlsfort Terrace
   Dublin 2 Ireland

   Balmore Funds SA                         50,000                47.6
   Trident Chambers
   P.O. Box 146
   Roadstown, Tortola BVI


                       MANNER AND EXPENSES OF SOLICITATION

     Solicitation of proxies will be undertaken by officers and employees of the Company, on behalf of the Board, by mail, telephone, telegraph and personal contact. All costs thereof will be borne by the Company. In addition, the Company may make arrangements with brokerage houses, banks and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the Company's Common Stock and to request authority for the execution of proxies. If it does so, the Company will reimburse such organizations for their reasonable expenses in connection therewith.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

     Stockholder proposals submitted for inclusion in the proxy statement to be issued in connection with the Company's 1998 Annual Meeting of Stockholders must be mailed to the Corporate Secretary, The Ashton Technology Group, Inc., 1900 Market Street, Suite 701, Philadelphia, PA 19103, and must be received by the Corporate Secretary on or before April 15, 1998. The Company will consider only proposals meeting the requirements of the applicable rules of the Securities and Exchange Commission.

                           INCORPORATION BY REFERENCE

     The Company incorporates herein by reference information set forth in the Annual Report on Form 10-KSB of the Company for the fiscal year ended March 31, 1997 and the Quarterly Reports on Form 10-QSB of the Company for the periods ended June 30, 1997, September 30, 1997 and December 31, 1997. The Company will provide, without charge, to each stockholder, upon such stockholder's written or oral request, the aforementioned documents by first class mail or other equally prompt means within one business day of receipt of such request. Requests for such documents should be directed to:

                           The Ashton Technology Group, Inc.
                           1900 Market Street, Suite 701
                           Philadelphia, PA  19103
                           Tel.:  (215) 751-1900
                           Attention:  John A. Blohm
                                       Corporate Secretary




                                  By Order of the Board of Directors,


                                  FREDRIC W. RITTEREISER
                                  President and Chief Executive Officer

Philadelphia, Pennsylvania
March __, 1998

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                        THE ASHTON TECHNOLOGY GROUP, INC.

                     ---------------------------------------

                     Pursuant to Section 242 of the General
                    Corporation Law of the State of Delaware

                     ---------------------------------------




     The Ashton Technology Group, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies as follows:

     1. The Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of Delaware on February 16, 1994 and amendments to the Certificate of Incorporation were subsequently duly filed and recorded (the Certificate of Incorporation together with such amendments shall be hereinafter referred to as the "Certificate of Incorporation").

     2.  The  first   paragraph  of  ARTICLE   FOURTH  of  the   Certificate  of
Incorporation is amended to read in full as follows:

          FOURTH: The total number of all classes of stock which the Corporation shall have authority to issue shall be 63,000,000, of which 60,000,000 shares shall be common stock, having a par value of $.01 per share, and 3,000,000 shares shall be preferred stock, having a par value of $.01 per share.

     3. The aforesaid amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this certificate to be signed by its President and attested by its Secretary this ____ day of __________, 1998.

                              THE ASHTON TECHNOLOGY GROUP, INC.


                              By:   _________________________________
                                              [INSERT NAME]
                                                President

[Corporate Seal]

Attest:

By: ______________________________
             [INSERT NAME]
               Secretary

                          [FORM OF COMMON STOCK PROXY]

                        THE ASHTON TECHNOLOGY GROUP, INC.
                         SPECIAL MEETING OF STOCKHOLDERS

The undersigned stockholder hereby appoints John A. Blohm, Robert A. Eprile, and Fredric W. Rittereiser and each of them, each with full power to act alone and with power of substitution, as proxy or proxies for the undersigned, to attend the Special Meeting of the Stockholders of The Ashton Technology Group, Inc. (the "Company"), to be held at 10:00 a.m., Eastern Standard Time, on Tuesday, March 31, 1998, at the Company's corporate headquarters located at 1900 Market Street, Suite 701, Philadelphia, Pennsylvania 19103 or at any postponements, continuations or adjournments thereof, and to vote all shares of common stock of the Company held by the signatory at the close of business on February 15, 1998, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue hereof with respect to the matters described on the reverse side.

This Proxy, when executed, will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR the amendment of the Certificate of Incorporation to increase the authorized number of shares of common and preferred stock. With respect to the tabulation of proxies for purposes of the proposal to amend the Company's Certificate of Incorporation to increase the authorized number of shares of common and preferred stock, abstentions and broker non-votes are treated as votes AGAINST the proposal.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE ASHTON TECHNOLOGY GROUP, INC.

                  (Continued and to be signed on reverse side.)

                                                         [X]  Please mark
                                                              votes as in
                                                              this sample
                                    -----------
                                        COMMON

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BELOW BY THE UNDERSIGNED STOCKHOLDER.

1.   Proposal One:  To amend                 FOR         AGAINST       ABSTAIN
     the Certificate of Incorporation of     [ ]           [ ]            [ ]
     The Ashton Technology Group, Inc.
     to increase the number of authorized
     shares of common stock.

2.   Proposal Two:  To amend                 FOR          AGAINST      ABSTAIN
     the Certificate of Incorporation of     [ ]           [ ]            [ ]
     The Ashton Technology Group, Inc.
     to increase the number of authorized
     shares of preferred stock.



                                   Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer and affix the corporate seal. If a partnership, please sign in partnership name by authorized person. No postage is required if returned in the enclosed envelope and mailed in the United States.

Signature(s)_____________________                  Date _________________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

                         [FORM OF PREFERRED STOCK PROXY]

                        THE ASHTON TECHNOLOGY GROUP, INC.
                         SPECIAL MEETING OF STOCKHOLDERS

The undersigned stockholder hereby appoints John A. Blohm, Robert A. Eprile, and Fredric W. Rittereiser and each of them, each with full power to act alone and with power of substitution, as proxy or proxies for the undersigned, to attend the Special Meeting of the Stockholders of The Ashton Technology Group, Inc. (the "Company"), to be held at 10:00 a.m., Eastern Standard Time, on Tuesday, March 31, 1998, at the Company's corporate headquarters located at 1900 Market Street, Suite 701, Philadelphia, Pennsylvania 19103 or at any postponements, continuations or adjournments thereof, and to vote all shares of preferred stock of the Company held by the signatory at the close of business on February 15, 1998, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue hereof with respect to the matters described on the reverse side.

This Proxy, when executed, will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR the amendment of the Certificate of Incorporation to increase the authorized number of shares of preferred stock. With respect to the tabulation of proxies for purposes of the proposal to amend the Company's Certificate of Incorporation to increase the authorized number of shares of preferred stock, abstentions and broker non-votes are treated as votes AGAINST the proposal.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                        THE ASHTON TECHNOLOGY GROUP, INC.

                  (Continued and to be signed on reverse side.)

                                                         [X]  Please mark
                                                              votes as in
                                                              this sample

                                  ------------
                                    PREFERRED

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BELOW BY THE UNDERSIGNED STOCKHOLDER.

1.   Proposal Two:  To amend               FOR         AGAINST        ABSTAIN
     the Certificate of Incorporation of   [ ]           [ ]             [ ]
     The Ashton Technology Group, Inc.
     to increase the number of authorized
     shares of preferred stock.



                                   Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer and affix the corporate seal. If a partnership, please sign in partnership name by authorized person. No postage is required if returned in the enclosed envelope and mailed in the United States.

Signature(s)______________________                    Date _________________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.